 Rule 497(e)
Registration No. 002-85030
1940 Act File No. 811-03851

NICHOLAS II, INC.

Supplement Dated June 3, 2002
To The Statement of Additional Information,
Dated January 31, 2002

        Effective as of May 21, 2002, the Board of Directors of Nicholas II, Inc. (the "Fund") amended the Fund’s non-fundamental investment restriction regarding investment in other investment companies to permit the Fund to invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended. Accordingly, the discussion in the Fund’s Statement of Additional Information, dated January 31, 2002, under the heading "INVESTMNET RESTRICTIONS" – "Investment Restrictions Which May Be Changed Without Shareholder Approval" is replaced with the following:

        The Fund’s Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

Not more than 5% of its total net assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business)

No investments are permitted in interests in oil, gas or other mineral exploration programs (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

No investments are permitted in puts, calls, straddles, spreads or any combination thereof

The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

        The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

        All percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, later changes in the value of the investment or total value of the Fund's assets will not constitute a violation of such restriction.

        In addition, the following paragraph is added to the discussion in the Fund’s Statement of Additional Information, dated January 31, 2002, under the heading "INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES" – "Certain Other Investment Strategies and Portfolio Investments":

        From time to time, the Fund may invest in shares of other investment companies including shares of closed-end investment companies, unit investments trusts, open-end investment companies and exchange-traded funds ("ETFs"). Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at their net asset value, but may also be traded in the secondary market. ETFs are entities that acquire and hold either: (i) shares of all the companies that are represented by a particular index in the same proportion that is represented by the indices themselves; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to parallel the performance of the entire index. The Fund may invest in other investment companies to the extent permitted under the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.